                                        Policy Number
                                        -----------------------------------

[LOGO OF NEW ENGLAND FINANCIAL/(TM)/ A METLIFE AFFILIATE APPEARS HERE]
501 Boylston Street  Boston, Massachusetts  02116-3700
                                                             Exhibit 1.A.(10)(b)

APPLICATION TO NEW ENGLAND LIFE INSURANCE COMPANY
PART I            PERSONAL STATEMENT
--------------------------------------------------------------------------------
Questions below pertain to the Proposed Insured unless otherwise indicated.

--------------------------------------------------------------------------------
Proposed Insured

     1.     Name as it should appear in the policy (first name, middle, last)

            --------------------------------------------------------------------
     2.      Residence address
            --------------------------------------------------------------------
             City                                State                     Zip
            --------------------------------------------------------------------
     3.      Home number ( )
            --------------------------------------------------------------------
     4.      Social security number
            --------------------------------------------------------------------
     5.      Sex  [_]Female   [_]Male
            --------------------------------------------------------------------
     6.      Date of birth           /        /
            --------------------------------------------------------------------
     7.      Age nearest birthday
            --------------------------------------------------------------------
     8.      Birthplace:  State                  Country
            --------------------------------------------------------------------
     9.      U.S. citizen  If No, complete supplement form.    [_]Yes   [_]No

    10.      Marital status

             [_]Single   [_]Married   [_]Widowed   [_]Separated   [_]Divorced

    11. If Proposed Insured's name has been changed in the past 10 years, give former names.

            --------------------------------------------------------------------
    12.  a.  Business/Employer's name
            --------------------------------------------------------------------
         b.  Business address
            --------------------------------------------------------------------

            --------------------------------------------------------------------
             City                                State                     Zip
            --------------------------------------------------------------------
         c.  Business number ( )
            --------------------------------------------------------------------
    13.      Preferred calling time for follow up Personal History Interview

             (EST business hours)
                     AM                PM       at   [_]Home   [_]Business
            --------------------------------------------------------------------
    14. a. Occupation If Juvenile or Dependent Insured complete with payor data.

            --------------------------------------------------------------------
         b.  Exact duties
            --------------------------------------------------------------------
         c.  Annual income $
            --------------------------------------------------------------------
         d.  Net worth $
            --------------------------------------------------------------------
         e.  Household income if different than Annual $
            --------------------------------------------------------------------
         f.  Tax bracket for Variable products only         %
            --------------------------------------------------------------------

APP-557-98                              Application for Life Insurance        1

--------------------------------------------------------------------------------
Owner If business, also complete Business Supplement. List successive Owners and relationship to Proposed Insured in Remarks section, in a numbered sequence.
    15.  a.   [_]  Proposed Insured
              [_]  Other Provide name, address and relationship below.

              Name
              ------------------------------------------------------------------
              Street Address
              ------------------------------------------------------------------
              City                                State                     Zip
              ------------------------------------------------------------------
              Relationship
              ------------------------------------------------------------------
         b.   First owner's social security number/taxpayer ID

              Complete if other than Proposed Insured.

              ------------------------------------------------------------------

--------------------------------------------------------------------------------
Premium Notification
    16.  [_]  Proposed Insured at home
         [_]  Proposed Insured at business
         [_]  Owner If other than Proposed Insured.
         [_]  Other Provide name and address below.

         Name
         -----------------------------------------------------------------------
         Street Address
         -----------------------------------------------------------------------
         City                                State                     Zip
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
Beneficiary   If business, also complete Business Supplement.  List  additional
              Beneficiaries and relationship to Proposed Insured in Remarks section.

    17.  Primary Check appropriate box or provide details.

         [_]Children of the Insured  [_]Estate of the Insured   [_]Split equally

         Name                                                   %
         -----------------------------------------------------------------------
         Relationship
         -----------------------------------------------------------------------
         Name                                                   %
         -----------------------------------------------------------------------
         Relationship
         -----------------------------------------------------------------------
         Name                                                   %
         -----------------------------------------------------------------------
         Relationship
         -----------------------------------------------------------------------

    18.  Secondary Check appropriate box or provide details.

         [_]Children of the Insured  [_]Estate of the Insured   [_]Split equally

         Name                                                             %
         -----------------------------------------------------------------------
         Relationship
         -----------------------------------------------------------------------
         Name                                                             %
         -----------------------------------------------------------------------
         Relationship
         -----------------------------------------------------------------------
         Name                                                             %
         -----------------------------------------------------------------------
         Relationship
         -----------------------------------------------------------------------


APP-557-98                                     Application for Life Insurance  2

--------------------------------------------------------------------------------
  Plan

    19.  Plan                                20.   Face Amount $
         ---------------------------------         -----------------------------

    21. Dividend option(s) for non-term insurance products only.

        [_] Cash               [_] Accumulations

        [_] Premium Reduction  [_] Paid-Up Additions

  If Universal or Variable Universal Life policy:

    22. a. Planned Annual Premium State source of funds, if $10,000 or greater.
           ---------------------------------------------------------------------
           First Year $               Renewal $                 Lump sum $
           ---------------------------------------------------------------------
        b. Death Benefit Option, if available under policy applied for see Prospectus for further explanation.

           [_] Option 1 Face Amount     [_] Option 2 Face Amount plus Cash Value

        c. [_] Waiver of Monthly Deductions

  If Variable Life policy:

    23. a. If available under policy applied for, Planned Annual Unscheduled Payment State source of funds, if $10,000 or greater. $
           ---------------------------------------------------------------------
        b. Death Benefit Option, if available under policy applied for see Prospectus for further explanation.

           [_] Option 1 Face Amount           [_] Option 2 Face Amount plus any
                                                  Excess Cash Value
        c. If available under policy applied for, is the Special Premium Option
           elected for premiums in default?         Yes [_]           No [_]

COST OF INSURANCE RATES MAY CHANGE. The cost of insurance rates for the policy may change. The rates currently being charged are not guaranteed; and the Company may charge the full maximum guaranteed rates.

--------------------------------------------------------------------------------
  Benefits/Riders

    24. [_] Level Term $
        ------------------------------------------------------------------------

    25. [_] Paid-Up Additions (PUAR) State source of funds, if $10,000 or greater.
        ------------------------------------------------------------------------
                [_] Lump sum at issue $
              ------------------------------------------------------------------
                [_] Annual: At issue $                Thereafter  $
              ------------------------------------------------------------------

    26. [_] Additional Protection (FTR) $
        ------------------------------------------------------------------------

                [_] Level
                [_] Increasing        Increase percentage       %           Number of years
              -------------------------------------------------------      -----------------------------------------
                [_] Offset Amount for list billed policies only $           Offset Year
              -------------------------------------------------------      -----------------------------------------

    27. a.      [_] Waiver of Premium - Proposed Insured          29. a.     [_] Accidental Death $
                                                                           -----------------------------------------
        b.      [_] Applicant's Waiver - Adult Insured                b.     [_] Purchase Option $
                                                                           -----------------------------------------
                    Complete additional form.                         c.     [_] Spouse Rider $
                                                                           -----------------------------------------
        c.      [_] Applicant's Waiver - Juvenile Insured.                       Complete additional form.
                    Complete additional form.
                                                                      d.     [_] Children's Rider $
                                                                           -----------------------------------------
                    [_] Death or disability  [_] Death only                      Complete additional form.

    28.         [_] 1 Year Term, Purchased with Dividends             e.     [_] Accelerated Benefit $
                                                                           -----------------------------------------
                                                                      f.     [_] GIB Rider $
                                                                           -----------------------------------------
                                                                      g.     [_] Other
                                                                           -----------------------------------------
                                                                             [_] Other
                                                                           -----------------------------------------
                                                                             [_] Other
                                                                           -----------------------------------------
                                                                             [_] Other
                                                                           -----------------------------------------


APP-557-98                              Application for Life Insurance       3

  Complete Questions 30-34 for Variable and Variable Universal Life only
--------------------------------------------------------------------------------
    30. Owner's Information Complete questions 30 a-g only if owner is other than Proposed Insured.

         a. Occupation
            --------------------------------------------------------------------
         b. Employer's name and address
            --------------------------------------------------------------------

            --------------------------------------------------------------------
         c. Age                            d. State of residence
            ---------------------------       ----------------------------------
         e. Annual income $                f. Net worth $
            ---------------------------       ----------------------------------
         g. Tax bracket         %          h. Is Owner associated with a member
            ---------------------------       firm of the NASD?
                                              [_] Yes  [_] No     If Yes, give
                                                                name and address
                                                                of firm.
                                              ----------------------------------

                                              ----------------------------------

    31. Account Allocation * Indicate Whole Percentages. Attach additional sheet if necessary.

         Stability                               Growth continued                      Other

              %  Fixed Account                        %  Westpeak Stock Index             %
         -------                                 -------                               -----  ----------------
              %  Back Bay Advisors Money Market       %  Fidelity VIP Equity Income       %
         -------                                 -------                               -----  ----------------
                                                      %  Westpeak Growth & Income         %
                                                 -------                               -----  ----------------
         Income                                       %  Davis Venture Value              %
                                                 -------                               -----  ----------------
              %  Back Bay Advisors  Bond Income       %  Goldman Sachs Midcap Value       %
         -------                                 -------                               -----  ----------------
              %  Fidelity VIP High Income             %  Capital Growth                   %
         -------                                 -------                               -----  ----------------
                                                      %  Alger Equity Growth              %
                                                 -------                               -----  ----------------
         Growth                                       %  Fidelity VIP Overseas            %
                                                 -------                               -----  ----------------
              %  Back Bay Advisors Managed            %  Loomis Sayles Small Cap          %
         -------                                 -------                               -----  ----------------
              %  Fidelity VIP II Asset Manager        %  Morgan Stanley International     %
         -------                                 ------- Equity                        -----  ----------------
              %  Loomis Sayles Balanced                                                   %
         -------                                                                       -----  ----------------

         *Total Account Allocations must equal 100%

--------------------------------------------------------------------------------
Suitability Statement by Applicant (Variable and Variable Universal Life only)

    32. a. Did you receive the prospectus?                                                        [_] Yes   [_] No
        b. Prospectus number                 c. Prospectus date     /     /
           ---------------------------------    --------------------------------

    33. Do you understand that:
        a. the Option 2 death benefit may increase or decrease depending on the policy's
           investment return, but will never be less than the guaranteed minimum?                 [_] Yes   [_] No
        b. the cash value may increase or decrease depending on the policy's investment return?   [_] Yes   [_] No

    34. Do you believe that this policy will meet your insurance needs and financial objectives?  [_] Yes   [-] No

The Cash Value will be allocated to the Money Market account, for an initial period described on page 1 of the prospectus.

THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS. THE CASH VALUE MAY INCREASE OR DECREASE IN ACCORDANCE WITH SEPARATE INVESTMENT ACCOUNT EXPERIENCE.

COST OF INSURANCE RATES MAY CHANGE. The cost of insurance rates for the policy may change. The rates currently being charged are not guaranteed; and the Company may charge the full maximum guaranteed rates.



AAP-557-98                              Application for Life Insurance       4

--------------------------------------------------------------------------------
Existing Insurance

    35. Indicate life insurance policies in force for the Proposed Insured. If none, so state.

        Type: P=Personal, B=Business, G=Group

        Company                         Type (circle one)    Year of Issue     Life Amount      Accidental Death Benefit Amount
        ----------------------------    -----------------    --------------    ------------     ---------------------------

                                        P  B  G                                $                $
        ----------------------------    -----------------    --------------    ------------     ---------------------------
                                        P  B  G                                $                $
        ----------------------------    -----------------    --------------    ------------     ---------------------------
                                        P  B  G                                $                $
        ----------------------------    -----------------    --------------    ------------     ---------------------------
                                        P  B  G                                $                $
         ----------------------------   -----------------    --------------    ------------     ---------------------------
                                        P  B  G                                $                $
        ----------------------------    -----------------    --------------    ------------     ---------------------------
                                        P  B  G                                $                $
        ----------------------------    -----------------    --------------    ------------     ---------------------------

    36. a. If Juvenile or Dependent Proposed Insured, state relation to and amount of life insurance in force or applied for on person responsible for support.

            Relationship to Proposed Insured         Amount of Insurance $
           ---------------------------------------------------------------------
         b. If Juvenile, are there any other children insured
            for less than this child? If Yes, give details in    [_] Yes  [_] No
            Remarks section.

--------------------------------------------------------------------------------
 Replacement

    37.  Will any life insurance or annuity issued by this or    [_] Yes  [_] No
         any other company be replaced as a result of this Application for insurance? If Yes, complete the following and submit replacement forms if required.


          Company                1035 Exchange    Policy Date      Policy Number    Amount
         ---------------------  ---------------  ---------------  ---------------- ----------------
                                 [_] Yes [_] No                                     $
         ---------------------  ---------------  ---------------  ---------------- ----------------
                                 [_] Yes [_] No                                     $
         ---------------------  ---------------  ---------------  ---------------- ----------------
                                 [_] Yes [_] No                                     $
         ---------------------  ---------------  ---------------  ---------------- ----------------

    38.  Has life or disability insurance on your life ever     [_] Yes  [_] No
         been declined, postponed or modified as to plan, amount or rate? If Yes, give details in Remarks section.

--------------------------------------------------------------------------------
 Avocation and Health

    39.  Driver license #                            State
         -----------------------------------------------------------------------

    40.  a. Have you used any form of tobacco in the past year?   [_] Yes [_] No

         b. If Yes [_] Cigarettes [_] Other (cigar, pipe, smokeless, chew, patch, nicotine substitute)

    41. Have you been convicted of: driving under the influence [_] Yes [_] No of alcohol or drugs in the past 10 years; or two or more moving violations in the past 2 years? If Yes, complete supplemental form.

    42.  Have you in the past 2 years participated in, or do      [_] Yes [_] No
         you intend to participate in: any flights as a trainee, pilot or crew member; underwater sports (SCUBA diving, hardhat, skin diving, snorkeling); sky sports (skydiving, hang gliding, parachuting, ballooning); or racing sports
         (auto, motorcycle, motorboat) or other hazardous avocations?
         If Yes, complete supplemental form.

    43. Do you intend to travel or reside outside of the United [_] Yes [_] No States (excluding Canada)?
         If Yes, give details in Remarks section.

    44. a. Have you had any treatment for or consultation with a [_] Yes [_] No physician concerning a heart attack, a stroke or cancer
            (other than skin cancer) within the past 2 years? If Yes, give details in Remarks section.

         b. Have you had any change in health or any treatment    [_] Yes [_] No
            by or diagnostic consultation with a physician since the date of the Part II of this Application? If Yes, give details in Remarks section.



APP-557-98                                 Application for Life Insurance     5

--------------------------------------------------------------------------------
  Premium Payment

    45.   [_] Annual       [_] Semi-annual     [_] Quarterly

                  MSA number                     [_] New account Complete
                 -------------------------------     separate MSA Authorization.
                                                 [_] Add to existing MSA
                  List bill number                   Payroll Deduct Case number
                 ---------------------------------------------------------------

          [_] Level billing option Complete additional form.

    46.   [_] Automatic payment of premium in default if available

          a.   From Dividend Accumulations for traditional
               permanent plans only                             [_] Yes  [_] No

          b.   By Policy Loan for traditional permanent plans
               and variable life                                [_] Yes  [_] No

--------------------------------------------------------------------------------
 Prepayment If questions 44 a. or b. were answered Yes, no prepayment is permitted.

    47.   a.   [_] Amount $                                [_] None
              --------------------------------------------
               Complete Prepayment Receipt and Temporary Life
               Insurance Agreement

          b.   Do you understand and agree to all of the        [_] Yes  [_] No
               limits, conditions and provisions of
               APP-535-98, the Prepayment Receipt and
               Temporary Life Insurance Agreement?

--------------------------------------------------------------------------------
 Policy Date

    48.   a.   If available, special Policy Date requested is     /     /     or
              ---------------------------------------------------------------

          b.   Latest date that retains Proposed Insured's age
               last birthday                                          /     /
              ---------------------------------------------------------------

--------------------------------------------------------------------------------
 Remarks/Special Requests for Additional Coverage Attach additional sheet, if necessary.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



AAP-557-98                                 Application for Life Insurance     6

PART II           MEDICAL HISTORY OF PROPOSED INSURED
--------------------------------------------------------------------------------
For each Yes answer to questions 1-9, please provide details in question 11.

     1.  a. Name, address and phone # of your personal physician.
            --------------------------------------------------------------------

            --------------------------------------------------------------------
         b. Have you in the past 5 years consulted this, or any   Yes [_] No [_]
            other physician for a routine checkup or physical
            examination?
     2.  Within the past 10 years, have you been treated for      Yes [_] No [_]
         or had any known indication of: frequent fatigue;
         frequent loss of appetite; frequent night sweats;
         chronic diarrhea; enlarged lymph nodes; unexplained
         infections; or unusual skin lesions?
     3.  Have you ever received treatment, advice or counseling   Yes [_] No [_]
         from a physician, other practitioner or an organization
         for excess alcohol use?
     4.  Have you ever used cocaine or other drugs except as      Yes [_] No [_]
         prescribed by a physician or licensed practitioner?
     5.  Have you ever been treated by a member of the medical    Yes [_] No [_]
         profession for, or been diagnosed by a member of the
         medical profession as having, Acquired Immune Deficiency
         Syndrome (AIDS) or AIDS-Related Complex (ARC)?
     6.  Have you ever been treated for or diagnosed as having:
         a. Cancer; cyst; tumor; or diabetes?                     Yes [_] No [_]
         b. High blood pressure; stroke; heart murmur; disease    Yes [_] No [_]
            or disorder of the heart, blood or circulatory
            system?
         c. Any mental or nervous disorder; epilepsy; any         Yes [_] No [_]
            muscular or skeletal disorder; or any paralysis or
            deformity?
         d. Disease or disorder of: kidneys, lungs, stomach,      Yes [_] No [_]
            liver, lymph glands; digestive system; or urinary
            system?
     7.  Are you now receiving any treatment or medication?       Yes [_] No [_]
     8.  Other than the above, do you have any other physical     Yes [_] No [_]
         disorders, or have you within the past 5 years: had
         any other diagnostic consultations for other than AIDS
         or ARC; been a patient in a medical facility; or been
         advised to have any other diagnostic tests other than
         an HIV test, hospitalization or surgery?
     9.  a. Height        ft.     in.    b.   Weight         lbs.
            ----------------------------      ---------------------------
         c. Have you had any change in weight in the past year?   Yes [_] No [_]
         d. If Yes, how much?    [_] Gain      lbs.        [_] Loss      lbs.
                              -----------------------   ------------------------

    10.  Family history                       Age(s) if living  Age(s) at death    Health status or cause of death
       -------------------------------------  ----------------  -----------------  -------------------------------------
         Father
       -------------------------------------  ----------------  -----------------  -------------------------------------
         Mother
       -------------------------------------  ----------------  -----------------  -------------------------------------
         Siblings # Living     # Deceased
       -------------------------------------  ----------------  -----------------  -------------------------------------

    11.  Explain Yes answers to questions 1-9 below.  Attach additional sheet, if necessary.

                          Initial             Last
         Question       consult/onset    consult/recovery       Type of consult, diagnosis,               Physician/facility
         #/Letter        Month/year        Month/year           treatment, medication, etc.            name, address & phone #
         ----------     -------------    ----------------     --------------------------------      -------------------------------

         ----------     -------------    ----------------     --------------------------------      -------------------------------

         ----------     -------------    ----------------     --------------------------------      -------------------------------

         ----------     -------------    ----------------     --------------------------------      -------------------------------

         ----------     -------------    ----------------     --------------------------------      -------------------------------

         ----------     -------------    ----------------     --------------------------------      -------------------------------

         ----------     -------------    ----------------     --------------------------------      -------------------------------

         ----------     -------------    ----------------     --------------------------------      -------------------------------

         ----------     -------------    ----------------     --------------------------------      -------------------------------

                                           Application for Life Insurance      7

NEW ENGLAND LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Company use only:  Additions and Amendments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Declarations

General. To the best of my knowledge and belief, the answers recorded are true and complete. In those states where written consent is required by law, my agreement in writing is required to any entry made by the Company in the Company Use section as to (a) age; or (b) plan of insurance; or (c) riders; or (d) amounts; or (e) rate class.

When Insurance Takes Effect. If a prepayment is made in connection with this Application, the insurance will take effect as stated in the Prepayment Receipt and Temporary Life Insurance Agreement. Otherwise, the insurance will take effect only when the first premium is paid; provided that at the time of such payment: (a) this Application has been approved by the Company; and (b) there has been no change in insurability as represented in this Application since the date of the Application.

Limitation on Authority of Producers and Examiners. Producers and Examiners do not have authority: (a) to determine insurability; (b) to change any terms of this Application; or (c) to make a contract for the Company.

--------------------------------------------------------------------------------
Authorization

In order that insurance can be issued. I authorize each of the following having records or knowledge of me or my health to give this information to the Company: a medical practitioner; a medical facility; an insurance company; the Medical Information Bureau; a consumer reporting bureau; and any other company, concern or person. If insurance on any minor child is applied for, this authorization extends to the records and knowledge of that child and the child's health. Information received by the Company may be disclosed to third parties in the conduct of the Company's business.

I authorize the preparation and procurement of an investigative consumer report.

I understand that: I have a right of access to and correction of all information obtained by the Company; I can ask to be interviewed with respect to any investigative consumer report; and I can ask for a copy of any such report. A photocopy of this authorization is as valid as the original. This authorization is valid for 30 months from the date it is signed. I have received a Notice of Information Practices; this Notice gives a more detailed description of the information practices of the Company.

--------------------------------------------------------------------------------
Owner's Certification (in lieu of W-9)

[_] I am [_] I am not subject to backup withholding under Section 3406 (a)(l)(c) of the Internal Revenue Code. Under penalties of perjury, I certify that the information in this section is true, correct and complete.

--------------------------------------------------------------------------------
Signatures

    Signed at: City                        State            Date    /     /
--------------------------------------------------------------------------------
X Proposed Insured (Parent, if Proposed Insured is under age 15)
--------------------------------------------------------------------------------
X   Applicant if other than Proposed Insured
--------------------------------------------------------------------------------
X   Owner if other than Proposed Insured or Applicant       Date     /     /
--------------------------------------------------------------------------------
X   Producer
--------------------------------------------------------------------------------
    If Issue State is Florida, Producer Print Name here
--------------------------------------------------------------------------------
    Florida State Insurance License #:
--------------------------------------------------------------------------------

                                            Application for Life Insurance     8